EXHIBIT 10.43


                       REVISED HOME OFFICE PENSION PLAN OF
                               LEVI STRAUSS & CO.

                                    AMENDMENT


         WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Plan"); and

         WHEREAS, pursuant to Section 20.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason; and

         WHEREAS, the Company desires to take the following two actions with respect to the Plan; and

         WHEREAS, the Company desires to amend the Plan to clarify the procedure for suspending benefits for any employee who continues to be employed or who is reemployed after reaching normal retirement age; and

         WHEREAS, the Company desires to amend the Plan to conform its terms with Plan operation regarding the payment of the social security level income distributions made pursuant to certain early retirement window programs offered under the Plan; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of the Company authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the Plan and to delegate to certain other officers of the Company the authority to take certain actions with respect to the Plan;

         WHEREAS, on June 22, 2000 Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the Plan and such delegation not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within the delegated authority of Fred D. Paulenich; and

         NOW THEREFORE, effective as of the dates specified herein, the Company amends the Plan as set forth below:

1.       Effective  December  30,  1985,   Section  6.2 of  the Plan  is  hereby
         amended  in its  entirety  to read as follows:

         "6.2 TERMINATION OF EMPLOYMENT AFTER NORMAL RETIREMENT AGE. A Member who either remains in Service after his or her Normal Retirement Age or terminates Service with Company but is reemployed by the Company or an Affiliated Company (other than as a Retiree Coordinator) after his or her Normal Retirement Age will be subject to the benefit suspension provisions under
Section 13.2."

2. Effective December 30, 1985, a new Section 11.3(e) is added to the Plan to read as follows:

               "(e)  SOCIAL  SECURITY   ADJUSTMENT  OPTION:  A  monthly  annuity
beginning before Federal Social Security benefits are scheduled to commence and adjusted when Federal Social

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Security  benefits commence so that a level total monthly income (including both the Retirement Benefit under this Plan and Federal Social Security benefits) will be payable, as far as practicable, throughout the Member's period of retirement. Notwithstanding the foregoing:

                     (i) Effective as of November 25, 1991, with respect to any Member who is a highly compensated employee, within the meaning of section 414(q) of the Code, as of November 24, 1991, the Social Security Adjustment Option is available only for a portion of such Member's Retirement Benefit under the Plan which is equal to his or her Retirement Benefit which had accrued as of November 24, 1991. A Member described in the immediately preceding sentence who elects to receive the eligible portion of his or her Retirement Benefit to which such Member is entitled in the form of the Social Security Adjustment Option must make such election for the entirety of such portion, and the entire portion of the Member's Retirement Benefit which is ineligible for such election will be received in the form of a Straight Life Annuity described in Section 11.3(a) above;

                     (ii) Effective as of May 1, 1993, with respect to any Member -

                            (A) Who is a highly compensated employee, within the
               meaning of section 414(q) of the Code, as of November 24, 1991, the Social Security Adjustment Option is available only for a portion of such Member's Retirement Benefit under the Plan which is equal to his or her Retirement Benefit which had accrued as of November 24, 1991, or

                            (B) Who is  not described in  Section 11.3(e)(ii)(A)
               above, the Social Security Adjustment Option is available only for the portion of such Member's Retirement Benefit under the Plan which is equal to his or her Retirement Benefit which had accrued as of April 30, 1993.

A Member who elects to receive the eligible portion of his or her Retirement Benefit to which such Member is entitled in the form of the Social Security Adjustment Option must make such election for the entirety of such portion, and the entire portion of the Member's Retirement Benefit which is ineligible for such election will be received in the form of a Straight Life Annuity described in Section 11.3(a) above.

Effective from December 1, 1994 through October 1, 1997, inclusive, any Member described in Section 11.3(e)(ii)(B) or any Member described in Section 11.3(e)(ii)(A) home office grade 5 or less who (1) terminated Service with the Company pursuant to an early retirement incentive program offered under the Plan, (2) was under age fifty-five (55) as of his or her Retirement Date, and
(3) elected the Social Security Adjustment Option, shall receive a Retirement Benefit under the Plan which is equal to his or her Retirement Benefit which had accrued as of April 30, 1993 or November 24, 1991 (as applicable) assuming a Retirement Benefit commencement age of fifty-five (55)."

3. Effective December 30, 1985, paragraph (c) of Section 12.4 of the Plan is hereby amended in its entirety to read as follows:

               "(c) REEMPLOYED MEMBERS. If a Member is reemployed as an employee by the Company or an Affiliated company after his or her Normal Retirement Date, Deferred Retirement Date or Vested Retirement Benefit Payment Date described in Section 8.1 and the Member's Retirement Benefit is suspended under Section 13.2, then the Administrative

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


Committee will neither be required to provide the Member with a written explanation of the optional forms of benefit payable under the Plan nor obtain a new benefit election and spousal consent upon the Member's later termination of Service or the resumption of Retirement Benefit payments under Section 13.2. Rather, upon the Member's later termination of Service or the resumption of Retirement Benefit payments, his or her Retirement Benefit (as adjusted under Section 13.2(g) after the Member's reemployment) will recommence in the form in which they were being paid before the suspension of such Retirement Benefit under Section 13.2.

         If a Member is reemployed as an employee by the Company or an Affiliated Company after his or her Early Retirement Date or Vested Retirement Benefit Payment Date described in Section 8.2 and the Member's Retirement Benefit is suspended under Section 13.2, then the Member's prior benefit election will remain in effect until his or her later termination of Service (excluding any month he or she is employed by the Company or an Affiliated Company but not employed in Section 203(a)(3)(B) Service within the meaning of
Section 13.2(a)) but automatically be cancelled and of no effect as of his or her later termination of Service. Upon the Member's later termination of Service, the Administrative Committee will provide the Member with the written explanation of the optional forms of benefit described in Section 11.3 and obtain a new benefit election and spousal consent (if the Member is Legally Married). Upon the Member's later termination of Service, his or her Retirement Benefit (as adjusted under Section 13.2(g) after the Member's reemployment) will be paid in the form in which the Member elects under Section 12."

4.       Effective   December  30,  1985,   Section  13.2  of the Plan is hereby
         amended in its  entirety  to read as follows:

         "13.2 SUSPENSION OF BENEFITS. A Member who either remains in Service after his or her Normal Retirement Age or terminates Service with the Company but is reemployed as an employee by the Company or an Affiliated Company (other than as a Retiree Coordinator) after his or her Retirement Date or Vested Retirement Payment Date will be subject to the following benefit suspension provisions.

               (a) REEMPLOYMENT AS EMPLOYEE. If a Member who is receiving (or is eligible but has not commenced receiving) monthly Retirement Benefit payments on account of his or her Normal Retirement, Deferred Retirement or Vested Retirement Benefit Payment Date described in Section 8.1 is reemployed as an employee by the Company or an Affiliated Company (other than as a Casual Employee or Retiree Coordinator), then such monthly Retirement Benefit payments will be suspended for each month in which the Member is employed in "Section 203(a)(3)(B) Service." A Member will be employed in "Section 203(a)(3)(B) Service" during any month in which he or she is credited with at least forty
(40) Hours of Service. Unless such Member elects to delay the payment of his or her Retirement Benefit, his or her monthly Retirement Benefit payments will recommence in the form determined under Section 12.4(c) or, in the case of a Member who was eligible but has not commenced receiving monthly Retirement Benefit payments before being reemployed, commence in the form elected under
Section 12 (except that if such Member does not make a valid election, the Member's Retirement Benefit will be paid as a fifty percent (50%) Qualified Joint and Survivor Annuity) no later than the first day of the third month after the earlier of the following events occur:

                     (i)    The date the Member terminates Service; or

                     (ii)   Any  month  in  which  the Member is not employed in
         Section 203(a)(3)(B) Service.


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         If a Member  who  is  receiving  (or  is eligible but has not commenced receiving) monthly Retirement Benefit payments on account of his or her Early Retirement or Vested Retirement Benefit Payment Date described in Section 8.2 is reemployed as an employee by the Company or an Affiliated Company (other than as a Casual Employee or Retiree Coordinator) before his or her Normal Retirement Age, then such monthly Retirement Benefit payments will be suspended upon the Member's reemployment until he or she terminates Service. Notwithstanding the foregoing sentence, if such Member remains in Service after reaching his or her Normal Retirement Age, then payment of the Member's Retirement Benefit shall be suspended only for each month in which the Member is employed in Section
203(a)(3)(B)  Service.   Conversely,  if  a  Member  who  is  receiving  monthly
Retirement Benefit payments on account of his or her Early Retirement or Vested Retirement Benefit Payment Date described in Section 8.2 is reemployed as an employee by the Company or an Affiliated Company (other than as a Casual Employee or Retiree Coordinator) on or after his or her Normal Retirement Age, then such monthly Retirement Benefit payments will be suspended for each month in which the Member is employed in Section 203(a)(3)(B) Service. Unless such Member elects to delay the payment of his or her Retirement Benefit, his or her monthly Retirement Benefit payments will recommence in the form determined under
Section 12.4(c) or, in the case of a Member who was eligible but has not commenced receiving monthly Retirement Benefit payments before being reemployed, commence in the form elected under Section 12 (except that if such Member does not make a valid election, the Member's Retirement Benefit will be paid as a fifty percent (50%) Qualified Joint and Survivor Annuity) no later than the first day of the third month after the earlier of the following events occur:

                     (iii)  The date the Member terminates Service; or

                     (iv)   Any  month  in  which  the Member is not employed in
         Section 203(a)(3)(B) Service after attaining Normal Retirement Age.

               (b) REEMPLOYMENT AS A CASUAL EMPLOYEE. If a Member who is receiving (or is eligible but has not commenced receiving) monthly Retirement Benefit payments on account of his or her Normal Retirement, Deferred Retirement or Vested Retirement Benefit Payment Date described in Section 8.1 is reemployed as a Casual Employee, then such monthly Retirement Benefit payments will be suspended in each month during a Rehire Anniversary Year in which the Member is employed in Section 203(a)(3)(B) Service only after the Member has completed nine-hundred fifty (950) Hours of Service during such Rehire Anniversary Year. Unless such Member elects to delay the payment of his or her Retirement Benefit, his or her monthly Retirement Benefit payments will recommence in the form determined under Section 12.4(c) or, in the case of a Member who was eligible but has not commenced receiving monthly Retirement Benefits payments before being reemployed, commence in the form elected under Section 12 (except that if such Member does not make a valid election, the Member's Retirement Benefit will be paid as a fifty percent (50%) Qualified Joint and Survivor Annuity) no later than the first day of the third month after the earlier of the events described in Section 13.2(a)(i) or (ii) occur.

         If a Member who is receiving (or is eligible but has not commenced receiving) monthly Retirement Benefit payments on account of his or her Early Retirement or Vested Retirement Benefit Payment Date described in Section 8.2 is reemployed as a Casual Employee before his or her Normal Retirement Age, then such monthly Retirement Benefit payments will be suspended each Rehire Anniversary Year after the Member completes nine-hundred fifty (950) Hours of Service. Notwithstanding the foregoing sentence, if such Member remains in Service after reaching his or her Normal Retirement Age, then payment of the Member's Retirement Benefit will be suspended for each month during a Rehire Anniversary Year in which the Member is employed in Section 203(a)(3)(B) Service only after the Member has completed nine-hundred

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


fifty (950) Hours of Service during such Rehire Anniversary Year. Conversely, if a Member who is receiving monthly Retirement Benefit payments on account of his or her Early Retirement or Vested Retirement Benefit Payment Date described in
Section 8.2 is reemployed as a Casual Employee on or after his or her Normal Retirement Age, then such monthly Retirement Benefit payments will be suspended for each month during a Rehire Anniversary Year in which the Member is employed in Section 203(a)(3)(B) Service only after the Member has completed nine-hundred fifty (950) Hours of Service during such Rehire Anniversary Year. Unless such Member elects to delay the payment of his or her Retirement Benefit, his or her monthly Retirement Benefit payments will recommence in the form determined under
Section 12.4(c) or, in the case of a Member who was eligible but has not commenced receiving monthly Retirement Benefit payments before being reemployed, commence in the form elected under Section 12 (except that if such Member does not make a valid election, the Member's Retirement Benefit will be paid as a fifty percent (50%) Qualified Joint and Survivor Annuity) no later than the first day of the third month after the earlier of the events described in
Section 13.2(a)(iii) or (iv) occur.

               (c) CONTINUED EMPLOYMENT BEYOND NORMAL RETIREMENT AGE. With respect to any Member who has reached his or her Retirement Date but continues to remain in Service through and beyond his or her Normal Retirement Age, payment of such Member's Retirement Benefit shall be suspended for each month the Member is employed in Section 203(a)(3)(B) Service. Unless such Member elects to delay the payment of his or her Retirement Benefit, the payment of such Member's Retirement Benefit will commence in the form elected under Section 12 (except that if such Member does not make a valid election, the Member's Retirement Benefit will be paid as a fifty percent (50%) Qualified Joint
Survivor Annuity) no later than the first day of the third month after the earlier of the events described in Section 13.2(a)(i) or (ii) occur.

               (d) NOTIFICATION OF SUSPENSION. Notwithstanding any provision in the Plan to the contrary, no Retirement Benefit payments shall be suspended under this Section 13.2 with respect to a Member who remains in Service after his or her Normal Retirement Age or who is reemployed as an employee by the Company or an Affiliated Company (other than as a Retiree Coordinator) after his or her Normal Retirement Age unless the Plan Administrator provides a notice of suspension of benefits to the affected Member in accordance with Department of Labor Reg. ss.2530.203-3(b)(4). In the event that the Plan Administrator fails to comply with such notice of suspension requirements, the affected Member's Retirement Benefit as of his or her actual Retirement Date shall not be less than the greater of:

                     (i) Such affected Member's Retirement Benefit as of his or her Normal Retirement Age including any additional Benefit Service accrued beginning after his or her Normal Retirement Age, as required under section 411(b)(1)(H) of the Code and provided under
         Section 13.2(g), and ending on the earlier of:

                            (A) The last day of the month immediately  preceding
               the month in which the Plan Administrator provides such Member with such notice; or

                            (B) Such Member's actual Retirement Date; or

                     (ii) Such affected Member's Retirement Benefit as of his or her Normal Retirement Age actuarially adjusted for delayed payment beginning after his or her Normal Retirement Age and ending on the earlier of the dates specified under (i)(A) or (i)(B), above.


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


               (e) RULES RELATING TO SECTION 203(A)(3)(B) SERVICE. A Member who either remains in Service after his or her Normal Retirement Age or who is reemployed as an employee by the Company or an Affiliated Company (other than as a Retiree Coordinator) after his or her Normal Retirement Age will be deemed to have terminated Service for purposes of this Section 13.2 as of the first day of any month in which such Member is not employed in Section 203(a)(3)(B) Service; provided, however, such Member will be deemed to be reemployed as of the first day of any subsequent month in which he or she is employed in Section 203(a)(3)(B) Service and the benefit suspension provisions of this Section 13.2 will apply.

               (f) LIMITATIONS ON BENEFIT SUSPENSION. If a Member terminates Service with the Company or an Affiliated Company but is reemployed as an employee after his or her Required Beginning Date, then his or her monthly Retirement Benefit payments (if any) will continue and the benefit suspension provisions of this Section 13.2 will not apply. In addition, if a Member remains in Service after his or her Required Beginning Date, then such Member will be deemed to have terminated Service for purposes of this Section 13.2 and Section 12.4(c) as of his or her Required Beginning Date and the benefit suspension provisions of this Section 13.2 will not apply.

               (g) BENEFIT SERVICE BEYOND NORMAL RETIREMENT AGE. A Member described in any of the preceding paragraphs under this Section 13.2 who either remains in Service as an Employee after his or her Normal Retirement Age or who is reemployed by the Company as an Employee after his or her Normal Retirement Age will be credited with a full month of Benefit Service for each calendar month in which he or she is credited with at least one (1) Hour of Service or in which he or she otherwise has Service. However, any additional Retirement Benefit the Member would accrue as a result of being credited with Benefit Service under this Section 13.2(g), will be offset by the monthly Retirement Benefits previously distributed (if any) to the Member during any month in which such Member was employed Section 203(a)(3)(B) Service.

               (h) RETIREE COORDINATORS. If a Member terminates Service after his or her Retirement Date and is reemployed by the Company as a Retiree Coordinator, then he or she will continue to receive monthly Retirement Benefits (if any), and the benefit suspension provisions of this Section 13.2 will not apply. In addition, such Retiree Coordinator will not be entitled to accrue additional Benefit Service upon being reemployed by the Company as a Retiree Coordinator.

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this _____ day of ____________________, 2001.

                            LEVI STRAUSS & CO.



                            By: _______________________________
                                     Fred D. Paulenich
                                     Senior Vice President of
                                     Worldwide Human Resources


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